Table of Contents 2 Forward-Looking Statements 03 Corporate Profile 04 Highlights 05 2020 Outlook & Assumptions 06 Summary Information 07 Net Asset Value Component Data 08 Summary Balance Sheet 09 Summary Income Statement 10 FFO, Normalized FFO & Adjusted FFO 11 Outstanding Debt 12 Debt Information 13 Core Debt to Core EBITDA 14 Capitalization & Financial Ratios 15 Property Portfolio 16 Development & Redevelopment Pipeline 18 Mezzanine Investments 19 Acquisitions & Dispositions 20 Construction Business Summary 21 Same Store NOI by Segment 22 Top 10 Tenants by Annualized Base Rent 23 Office Lease Summary 24 Office Lease Expirations 25 Retail Lease Summary 26 Retail Lease Expirations 27 Appendix – Definitions & Reconciliations 28 Same Store vs Non-Same Store Properties 32 Reconciliation to Property Portfolio NOI 33 Reconciliation to GAAP Net Income 35

3 FORWARD - LOOKING STATEMENTS Armada Hoffler This Supplemental Financial Package should be read in conjunction with the unaudited condensed consolidated financial statements appearing in our press release dated February 6, 2020, which has been furnished as Exhibit 99.1 to our Form 8-K filed on February 6, 2020. The Company makes statements in this Supplemental Financial Package that are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 (set forth in Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)). In particular, statements pertaining to our capital resources, portfolio performance, mezzanine loan program, development pipeline and results of operations contain forward-looking statements. Likewise, all of our statements regarding our 2020 outlook and related assumptions, anticipated growth in our funds from operations, normalized funds from operations, adjusted funds from operations, and net operating income are forward-looking statements. You can identify forward- looking statements by the use of forward-looking terminology such as “believes,” “expects,” “may,” “will,” “should,” “seeks,” “intends,” “plans,” “estimates” or “anticipates” or the negative of these words and phrases or similar words or phrases which are predictions of or indicate future events or trends and which do not relate solely to historical matters. You can also identify forward-looking statements by discussions of strategy, plans or intentions. Forward-looking statements involve numerous risks and uncertainties and you should not rely on them as predictions of future events. Forward-looking statements depend on assumptions, estimates, data or methods, which may be incorrect or imprecise, and actual results may vary materially from those anticipated, estimated or projected. The Company does not guarantee that the transactions and events described will happen as described (or that they will happen at all). For further discussion of risk factors and other events that could impact our future results, please refer to the section entitled “Risk Factors” in our most recent Annual Report on Form 10-K filed with the Securities and Exchange Commission (the “SEC”), and the documents subsequently filed by us from time to time with the SEC.The Company expressly disclaims any obligation or undertaking to update or revise any forward-looking statement contained herein, to reflect any change in the Company's expectations with regard thereto, or any other change in events, conditions or circumstances on which any such statement is based, except to the extent otherwise required by applicable law.

AHH LISTED NYSE

Corporate Profile

4

Armada Hoffler Properties, Inc. (NYSE: AHH) is a vertically-integrated, self-managed real estate investment trust ("REIT") with four decades of experience developing, building, acquiring, and managing high-quality, institutional-grade office, retail, and multifamily properties located primarily in the Mid-Atlantic and Southeastern United States. In addition to developing and building properties for its own account, the Company also provides development and general contracting construction services to third-party clients. Founded in 1979 by Daniel A. Hoffler, the Company has elected to be taxed as a REIT for U.S. federal income tax purposes.

BOARD OF DIRECTORS

Daniel A. Hoffler, Executive Chairman of the Board
Louis S. Haddad, Vice Chairman of the Board
James C. Cherry, Lead Independent Director
George F. Allen, Independent Director
James A. Carroll, Independent Director
Eva S. Hardy, Independent Director
A. Russell Kirk, Director
Dorothy S. McAuliffe, Independent Director
John W. Snow, Independent Director

Corporate Officers

Louis S. Haddad, President and Chief Executive Officer
Michael P. O'Hara, Chief Financial Officer
Eric E. Apperson, President of Construction
Shelly R. Hampton, President of Asset Management

Investor Relations

Michael P. O'Hara, Chief Financial Officer
757-366-6684
mohara@armadahoffler.com

Analyst Coverage

Bank of America Merrill Lynch
James Feldman
(646) 855-5808
james.feldman@baml.com

D. A. Davidson & Co.
Barry Oxford
(212) 240-9871
boxford@dadco.com

Janney, Montgomery, & Scott LLC
Robert Stevenson
(646) 840-3217
robertstevenson@janney.com

B. Riley FBR
Craig Kucera
(540) 277-3366
craigkucera@brileyfbr.com

Raymond James & Associates
Bill Crow
(727) 567-2594
bill.crow@raymondjames.com

Robert W. Baird & Co.
David Rodgers
(216) 737-7341
drodgers@rwbaird.com

Stifel, Nicolaus & Company Inc.
John Guinee
(443) 224-1307
jwguinee@stifel.com

Highlights 5 • Net income attributable to common stockholders and OP Unit holders of $7.2 million, or $0.09 per diluted share, for the quarter ended December 31, 2019 compared to $4.9 million, or $0.07 per diluted share, for the quarter ended December 31, 2018. Net income attributable to common stockholders and OP Unit holders of $29.6 million, or $0.41 per diluted share, for the year ended December 31, 2019 compared to $23.5 million, or $0.36 per diluted share, for the year ended December 31, 2018. • Funds from operations attributable to common stockholders and OP Unit holders ("FFO") of $22.5 million, or $0.29 per diluted share, for the quarter ended December 31, 2019 compared to $17.1 million, or $0.26 per diluted share, for the quarter ended December 31, 2018. FFO of $80.0 million, or $1.10 per diluted share, for the year ended December 31, 2019 compared to $64.3 million, or $0.99 per diluted share, for the year ended December 31, 2018. • Normalized funds from operations attributable to common stockholders and OP Unit holders ("Normalized FFO") of $22.9 million, or $0.30 per diluted share, for the quarter ended December 31, 2019 compared to $20.2 million, or $0.30 per diluted share, for the quarter ended December 31, 2018. Normalized FFO of $85.1 million, or $1.17 per diluted share, for the year ended December 31, 2019 compared to Normalized FFO of $66.5 million, or $1.03 per diluted share, for the year ended December 31, 2018. • Introduced 2020 full-year Normalized FFO guidance in the range of $1.16 to $1.20 per diluted share, as set forth in the separate presentation that can be found on the Investors page of the Company's website, ArmadaHoffler.com. The Company's executive management will provide further details regarding its 2020 earnings guidance during today's webcast and conference call. • Core operating property portfolio occupancy at 96.5% as of December 31, 2019 compared to 95.8% as of December 31, 2018. • Same Store Net Operating Income ("NOI") increased 3.8% on a GAAP basis and 4.5% on a cash basis for the year ended December 31, 2019. • Positive releasing spreads on office and retail lease renewals during 2019 of 5.6% on a GAAP basis and 2.2% on a cash basis. • Redesigned our website - ArmadaHoffler.com - to include additional functionality and enhancements including a Sustainability Update. • Added $109.2 million to third-party construction backlog during the fourth quarter and ended 2019 with total backlog of $242.6 million. • Executed a long-term lease with Apex Entertainment for all 84,000 square feet previously occupied by Dick's Sporting Goods in the Town Center of Virginia Beach. • Announced that the Company will be the majority partner in a joint venture to develop Ten Tryon, a new 15-story 220,000 square foot urban mixed-use development in Charlotte, North Carolina anchored by Publix and a Fortune 100 office tenant. • Announced that the Company will be the majority partner in a joint venture to redevelop the historic Chronicle Mill as part of a new multifamily development in Belmont, North Carolina. • Extended the maturity of our credit facility to 2024 for the senior unsecured revolving component and 2025 for the senior unsecured term loan component. • Raised $25.5 million of gross proceeds through our at-the-market equity offering program at an average price of $18.30 per share during the quarter ended December 31, 2019. Raised $98.4 million of gross proceeds at an average price of $16.76 per share during the year ended December 31, 2019.

2020 Outlook & Assumptions 6 LOW HIGH Total NOI $117.5M $118.5M Construction Segment Gross Profit $7.3M $8.0M G&A Expenses $12.9M $13.5M Mezzanine Interest Income $21.7M $22.1M Interest Expense $35.2M $36.2M Normalized FFO Per Diluted Share $1.16 $1.20 GUIDANCE ASSUMPTIONS • Asset recycling program completed during 2Q20. • Interest expense is calculated based on Forward LIBOR Curve, which forecasts rates ending the year at 1.48%. • Opportunistic sale of approximately $80 million through the ATM program, resulting in a full year weighted average share count of 79.7 million.

AHH LISTED NYSE

Summary Information

$ in thousands, except per share data

7

	Three months ended 12/31/2019	9/30/2019	6/30/2019	3/31/2019	12/31/2018
OPERATIONAL METRICS					
Net income attributable to AHH and OP Unitholders	$7,215	$9,869	$5,992	$6,514	$4,895
Net income attributable to AHH and OP Unitholders per diluted share	**$0.09**	**$0.13**	**$0.08**	**$0.10**	**$0.07**
Rental properties Net Operating Income (NOI)	27,811	28,167	25,012	21,056	20,563
General contracting and real estate services gross profit	1,058	1,192	1,321	750	551
Adjusted EBITDA[(1)]	30,843	31,150	28,800	24,727	25,566 [(2)]
Funds From Operations (FFO) attributable to common stockholders and OP unit holders	22,500	21,706	19,137	16,643	17,089
FFO per diluted share attributable to common stockholders and OP unit holders	**$0.29**	**$0.29**	**$0.27**	**$0.25**	**$0.26**
Normalized FFO attributable to common stockholders and OP unit holders	22,896	22,474	21,212	18,506	20,190
Normalized FFO per diluted share attributable to common stockholders and OP unit holders	**$0.30**	**$0.30**	**$0.30**	**$0.27**	**$0.30**
Annualized dividend yield	4.58%	4.64%	5.08%	5.39%	5.69%
CAPITALIZATION					
Common shares outstanding	56,278	54,875	52,794	52,327	50,014
Operating Partnership units outstanding	21,273	21,167	21,178	16,992	17,110
Common shares and OP units outstanding	77,551	76,042	73,972	69,319	67,124
Market price per common share	$18.35	$18.09	$16.55	$15.59	$14.06
Common equity capitalization[(3)]	$1,423,061	$1,375,600	$1,224,237	$1,080,683	$943,763
Preferred equity capitalization	63,250	63,250	63,250	-	-
Total equity capitalization	$1,486,311	$1,438,850	$1,287,487	$1,080,683	$943,763
Total debt[(4)]	960,819	951,891	956,068	744,123	700,722
Total capitalization	2,447,130	2,390,741	2,243,555	1,824,806	1,644,485
Less: cash	(43,579)	(47,606)	(25,961)	(18,959)	(24,051)
Total enterprise value	$2,403,551	$2,343,135	$2,217,594	$1,805,847	$1,620,434
BALANCE SHEET METRICS					
Core debt / enterprise value	33.6%	33.4%	27.0%	30.0%	34.0%
Core debt + preferred equity / enterprise value	36.2%	36.1%	29.8%	-	-
Fixed charge coverage ratio	2.5x	2.7x	2.9x	3.4x	3.7x
Core debt / Annualized core EBITDA	6.8x	6.6x	6.1x	6.1x	6.4x
Core debt + preferred equity / Annualized core EBITDA	7.3x	7.2x	6.7x	-	-
CORE PORTFOLIO OCCUPANCY					
Office[(5)]	96.6%	96.6%	94.6%	94.9%	93.3%
Retail[(5)]	96.9%	96.8%	96.6%	96.1%	96.2%
Multifamily[(6)]	95.6%	95.8%	94.7% [(7)]	97.2%	97.3%
Weighted Average[(8)]	96.5%	96.5%	95.6%	96.0%	95.8%

(1) See definition on page 30.
(2) Includes gain on non-operating real estate of $3.4M and approximately $688K of severance-related costs for the three months ended 12/31/18.
(3) Includes common shares and OP units.
(4) Excludes GAAP adjustments.
(5) Office and retail occupancy based on leased square feet as a % of respective total.
(6) Multifamily occupancy based on occupied units as a % of respective total.
(7) Includes impact of seasonality, attributed to the reduced summer occupancy at the JHU student housing property.
(8) Total occupancy weighted by annualized base rent.

AHH LISTED NYSE

Net Asset Value Component Data

8

In thousands

Stabilized Portfolio NOI (Cash)[1]	Three months ended 12/31/2019	Annualized 12/31/2019
Stabilized Virginia Beach (VB) Town Center[1]		
Office[2]	$3,303	$13,212
Retail[2]	2,064	8,256
Multifamily	1,864	7,456
Total Stabilized VB Town Center NOI	$7,231	$28,924
Stabilized Portfolio (Excludes VB Town Center)[1]		
Office[2]	$2,824	$11,296
Retail	12,681	50,724
Multifamily	4,413	17,652
Total Stabilized Portfolio (Excludes VB Town Center)	$19,918	$79,672
Combined Stabilized Portfolio NOI	$27,149	$108,596
Run Rate Adjustments[1]		
Signed Leases Not Yet Occupied or In Free Rent Period	$748	$2,992
Net Dispositions Completed Intra-Quarter	-	-
Total Run Rate Adjustments	$748	$2,992
Total	$27,897	$111,588

Non-Stabilized Portfolio and Development Pipeline (Cost Basis)[3] See page 18 for a list of properties	As of 12/31/2019
Income Producing Properties	$14,000
Construction In Process	136,500
Other Assets	13,200
Total Non-Stabilized Development Portfolio	163,700
Redevelopment in Process	13,800
Total Non-Stabilized Redevelopment and Development Portfolio	$177,500

Third-Party General Contracting and Real Estate Services	Trailing 12 Months
General Contracting Gross Profit	$4,321

Non-Property Assets[4]	As of 12/31/2019
Cash and Cash Equivalents	$39,232
Restricted cash	4,347
Accounts Receivable	23,470
Notes Receivable, Including Mezzanine Investments[5]	154,100
Construction receivables, including retentions	36,361
Acquired lease intangible assets, net	68,702
Other Assets	33,150
Land Held for Development (Book Value)	5,000
Total Non-Property Assets	$364,362

Liabilities[4]	As of 12/31/2019
Mortgages and Notes Payable[5]	$960,819
Accounts Payable and Accrued Liabilities	17,803
Construction Payables, Including Retentions	53,382
Other Liabilities	68,351
Total Liabilities	$1,100,355

Preferred Equity	Liquidation Value
Series A Cumulative Redeemable Perpetual Preferred Stock	$63,250

Common Equity	As of 12/31/2019
Total common shares outstanding	56,278
Total OP units outstanding	21,273
Total Common Shares & OP Units Outstanding	77,551

(1) NOI from non-stabilized portfolio and development pipeline excluded from stabilized portfolio.
(2) Includes leases for spaces occupied by Armada Hoffler which are eliminated for GAAP purposes.
(3) NOI not included in Stabilized Portfolio.
(4) Excludes lease right-of-use assets and lease liabilities.
(5) Excludes GAAP adjustments.

Summary Balance Sheet 9 $ in thousands As of 12/31/2019 12/31/2018 Assets (Unaudited) Real estate investments: Income producing property $1,460,723 $1,037,917 Held for development 5,000 2,994 Construction in progress 140,601 135,675 Accumulated depreciation (224,738) (188,775) Net real estate investments 1,381,586 987,811 Real estate investments held for sale 1,460 929 Cash and cash equivalents 39,232 21,254 Restricted cash 4,347 2,797 Accounts receivable, net 23,470 19,016 Notes receivable 159,371 138,683 Construction receivables, including retentions 36,361 16,154 Construction contract costs and estimated earnings in excess of billings 249 1,358 Equity method investments - 22,203 Operating lease right-of-use assets 33,088 - Finance lease right-of-use assets 24,130 - Acquired lease intangible assets, net 68,702 27,561 Other assets 32,901 27,616 Total Assets $1,804,897 $1,265,382 Liabilities and Equity Indebtedness, net $950,537 $694,239 Accounts payable and accrued liabilities 17,803 15,217 Construction payables, including retentions 53,382 50,796 Billings in excess of costs and estimated earnings 5,306 3,037 Operating lease liabilities 41,474 - Finance lease liabilities 17,903 - Other liabilities 63,045 46,203 Total Liabilities 1,149,450 809,492 Total Equity 655,447 455,890 Total Liabilities and Equity $1,804,897 $1,265,382

Summary Income Statement 10 In thousands, except per share data Three months ended Year ended 12/31/2019 12/31/2018 12/31/2019 12/31/2018 Revenues (Unaudited) Rental revenues $41,832 $30,731 $151,339 $116,958 General contracting and real estate services revenues 39,741 12,705 105,859 76,359 Total Revenues 81,573 43,436 257,198 193,317 Expenses Rental expenses 9,819 7,173 34,332 27,222 Real estate taxes 4,202 2,995 14,961 11,383 General contracting and real estate services expenses 38,683 12,154 101,538 73,628 Depreciation and amortization 15,690 11,260 54,564 39,913 Amortization of right-of-use assets - finance leases 147 - 377 - General and administrative expenses 3,063 3,339 12,392 11,431 Acquisition, development and other pursuit costs 294 190 844 352 Impairment charges 252 1,518 252 1,619 Total Expenses 72,150 38,629 219,260 165,548 Gain on real estate dispositions - 4,254 4,699 4,254 Operating Income 9,423 9,061 42,637 32,023 Interest income 6,593 3,577 23,215 10,729 Interest expense on indebtedness (8,571) (5,540) (30,776) (19,087) Interest expense on finance leases (228) - (568) - Change in fair value of interest rate derivatives 327 (2,207) (3,599) (951) Equity in income of unconsolidated real estate entities - 372 273 372 Other income (expense), net 159 155 585 377 Income before taxes 7,703 5,418 31,767 23,463 Income tax benefit (provision) 152 (523) 491 29 Net Income $7,855 $4,895 $32,258 $23,492 Net income attributable to noncontrolling interest in investment entities 427 - (213) - Preferred stock dividends (1,067) - (2,455) - Net income attributable to AHH and OP Unit holders $7,215 $4,895 $29,590 $23,492 Net income per diluted share and unit attributable to AHH and OP Unit holders $0.09 $0.07 $0.41 $0.36 Weighted Average Shares & Units - Diluted 76,762 66,836 72,644 64,754

AHH LISTED NYSE

FFO, Normalized FFO & AFFO[1]

11

$ in thousands, except per share data

	Three months ended (Unaudited)				Year Ended (Unaudited)	
	12/31/2019	9/30/2019	6/30/2019	3/31/2019	2019	2018
Funds From Operations						
Net income attributable to AHH and OP Unitholders	**$7,215**	**$9,869**	**$5,992**	**$6,514**	**$29,590**	**$23,492**
Earnings per diluted share	$0.09	$0.13	$0.08	$0.10	$0.41	$0.36
Depreciation and amortization[2]	15,285	15,057	13,145	10,129	53,616	40,178
Gains (losses) on dispositions of operating real estate[3]		(3,220)	-	-	(3,220)	(833)
Impairment of real estate assets[4]	-	-	-	-	-	1,502
FFO	**$22,500**	**$21,706**	**$19,137**	**$16,643**	**$79,986**	**$64,339**
FFO per diluted share	$0.29	$0.29	$0.27	$0.25	$1.10	$0.99
Normalized FFO						
Acquisition, development & other pursuit costs	294	93	57	400	844	352
Loss on extinguishment of debt	30	-	-	-	30	11
Impairment of intangible assets and liabilities	252	-	-	-	252	117
Severance related costs	-	-	-	-	-	688
Amortization of right-of-use assets - finance leases	147	145	85	-	377	-
Change in fair value of interest rate derivatives	(327)	530	1,933	1,463	3,599	951
Normalized FFO	**$22,896**	**$22,474**	**$21,212**	**$18,506**	**$85,088**	**$66,458**
Normalized FFO per diluted share	$0.30	$0.30	$0.30	$0.27	$1.17	$1.03
Adjusted FFO						
Non-cash stock compensation	274	323	327	689	1,613	1,133
Acquisition, development & other pursuit costs	(294)	(93)	(57)	(400)	(844)	(352)
Tenant improvements, leasing commissions, lease incentives[5]	(1,065)	(2,057)	(841)	(809)	(4,772)	(5,506)
Property related capital expenditures	(2,426)	(1,565)	(1,983)	(1,494)	(7,468)	(6,264)
Adjustment for loan modification and exit fees	(1,860)	(1,371)	(1,238)	(1,118)	(5,587)	4,489
Non-cash interest expense[6]	588	425	509	304	1,826	1,116
Cash ground rent payment - finance lease	(216)	(207)	(112)	-	(535)	-
GAAP Adjustments	(958)	(1,686)	(1,422)	(850)	(4,916)	(2,691)
AFFO	**$16,939**	**$16,243**	**$16,395**	**$14,828**	**$64,405**	**$58,383**
AFFO per diluted share	$0.22	$0.22	$0.23	$0.22	$0.89	$0.90
Weighted Average Common Shares Outstanding	55,581	53,463	52,451	50,926	53,119	47,512
Weighted Average Operating Partnership ("OP") Units Outstanding	21,181	21,080	18,781	16,993	19,525	17,242
Total Weighted Average Common Shares and OP Units Outstanding	76,762	74,543	71,232	67,919	72,644	64,754

(1) See definitions on pages 29-30.
(2) Adjusted for the depreciation attributable to noncontrolling interests in consolidated investments and unconsolidated entities.
(3) The adjustment for gain on operating real estate dispositions for the 3 months ended 9/30/2019 excludes the portion of the gain on Lightfoot Marketplace that was allocated to our joint venture partner and excludes the gain on sale of a non-operating land parcel.
(4) Impairment of Waynesboro Commons, which was disposed on 4/1/19.
(5) Excludes development, redevelopment, and first generation space.
(6) Includes non-cash interest expense relating to indebtedness and interest expense on finance leases.

Outstanding Debt 12 $ in thousands Effective Rate as Outstanding as of Debt Stated Rate of 12/31/2019 Maturity Date 2020 2021 2022 2023 2024 Thereafter 12/31/2019 Secured Notes Payable - Core Debt Hoffler Place L+3.24% 5.00% Jan-2021 - $29,059 $29,059 Southgate Square L+1.60% 3.36% Apr-2021 880 19,682 20,562 Encore Apartments 3.25% 3.25% Sep-2021 504 24,338 24,842 4525 Main Street 3.25% 3.25% Sep-2021 647 31,229 31,876 Red Mill West 4.23% 4.23% Jun-2022 445 465 10,386 11,296 Thames Street Wharf L+1.30% 3.06% Jun-2022 - - 70,000 70,000 Hanbury Village 3.78% 3.78% Aug-2022 521 544 17,450 18,515 Marketplace at Hilltop 4.42% 4.42% Oct-2022 397 414 9,706 10,517 1405 Point L+2.25% 4.01% Jan-2023 - 714 754 51,532 53,000 Socastee Commons 4.57% 4.57% Jan-2023 109 115 120 4,223 4,567 Sandbridge Commons L+1.75% 3.51% Jan-2023 247 257 268 7,248 8,020 249 Central Park Retail L+1.60% 3.85% (1) Aug-2023 230 245 260 16,093 16,828 Fountain Plaza Retail L+1.60% 3.85% (1) Aug-2023 139 147 156 9,685 10,127 South Retail L+1.60% 3.85% (1) Aug-2023 101 107 114 7,066 7,388 One City Center L+1.85% 3.61% Apr-2024 574 628 659 691 22,734 25,286 Red Mill Central 4.80% 4.80% Jun-2024 175 175 175 175 1,838 2,538 Premier Apartments L+1.55% 3.31% Oct-2024 34 208 221 234 16,053 16,750 Red Mill South 3.57% 3.57% May-2025 304 315 327 338 351 4,502 6,137 Brooks Crossing Office L+1.60% 3.36% Jul-2025 252 623 645 667 689 11,535 14,411 Market at Mill Creek L+1.55% 3.31% Jul-2025 647 647 647 647 647 11,492 14,727 Johns Hopkins Village L+1.25% 4.19% (1) Aug-2025 941 988 1,031 1,075 1,116 46,649 51,800 North Point Center Note 2 7.25% 7.25% Sep-2025 131 141 152 163 175 1,452 2,214 Lexington Square 4.50% 4.50% Sep-2028 256 268 280 293 306 13,293 14,696 Red Mill North 4.73% 4.73% Dec-2028 100 105 110 116 121 3,842 4,394 Greenside Apartments 3.17% 3.17% Dec-2029 617 695 718 741 762 30,467 34,000 Smith's Landing 4.05% 4.05% Jun-2035 843 880 917 956 994 13,584 18,174 Liberty Apartments 5.66% 5.66% Nov-2043 288 304 322 341 361 12,549 14,165 The Cosmopolitan 3.35% 3.35% Jul-2051 792 819 847 876 906 39,462 43,702 Total - Secured Core Debt 10,174 114,112 116,265 103,160 47,053 188,827 579,591 Secured Notes Payable - Development Pipeline Summit Place L+3.24% 5.00% Jan-2021 - 28,824 28,824 Wills Wharf L+2.25% 4.01% Jun-2023 - - - 29,154 29,154 Premier Retail L+1.55% 3.31% Oct-2024 17 102 109 115 7,907 8,250 Total - Development Pipeline 17 28,926 109 29,269 7,907 - 66,228 Total Secured Notes Payable $10,191 $143,038 $116,374 $132,429 $54,960 $188,827 $645,819 Unsecured Core Debt Senior Unsecured Line of Credit L+1.30%-1.85% 3.26% Jan-2024 - - - - $110,000 $110,000 Senior Unsecured Term Loan L+1.25%-1.80% 3.21% Jan-2025 - - - - - 44,500 44,500 Senior Unsecured Term Loan L+1.25%-1.80% 3.55% - 4.57% (1) Jan-2025 - - - - - 160,500 160,500 Total - Unsecured Core Debt - - - - 110,000 205,000 315,000 Total Notes Payable excluding GAAP Adjustments $10,191 $143,038 $116,374 $132,429 $164,960 $393,827 $960,819 GAAP Adjustments (10,282) Total Notes Payable $950,537 (1) Includes debt subject to interest rate swap locks.

Debt Information 13 $ in thousands Debt Maturities $350,000 5.0% $300,000 4.0% 4.0% 4.0% 4.0% $250,000 3.4% 3.4% 3.0% $200,000 $150,000 2.0% $100,000 1.0% $50,000 $0 0.0% 2020 2021 2022 2023 2024 Thereafter Fixed-Rate Debt Variable-Rate Debt Weighted Average Interest Rate Total Debt Composition Interest Rate Cap Agreements(4) Weighted Average Notional % of Debt Interest Rate Maturity Effective Date Maturity Date Strike Rate Amount Secured vs. Unsecured Debt March 2018 AprilCheck 2020 2.25% $50,000 Unsecured Debt 32.8% 3.8% 4.7 Yrs July 2018 August 2020 2.50% 50,000 Secured Debt 67.2% 3.8% 6.4 Yrs December 2018 January 2021 2.75% 50,000 Variable vs. Fixed-rate Debt May 2019 June 2022 2.50% 100,000 Total Interest Rate Caps $250,000 Variable-rate Debt(2) 49.2% 3.6% 3.4 Yrs Fixed-rate Debt(1)(3) 50.8% 4.0% 8.2 Yrs Fixed-rate Debt(1)(3) 488,276 Fixed-rate and Hedged Debt(1)(3) 76.8% Fixed-rate and Hedged Debt $738,276 Total 3.8% 5.8 Yrs (3) % of Total Debt 76.8% (1) Includes debt subject to interest rate swap locks. (2) Excludes debt subject to interest rate swap locks. (3) Excludes GAAP adjustments. (4) $100M of interest rate caps were purchased subsequent to year end.

AHH LISTED NYSE

Core Debt to Core EBITDA[1]

14

$ in thousands

	Three months ended				
	12/31/2019	9/30/2019	6/30/2019	3/31/2019	12/31/2018
Net income available to be allocated to AHH and OP Unitholders	$7,215	$9,869	$5,992	$6,514	$4,895
Excluding:					
Depreciation and amortization[2]	15,285	15,057	13,145	10,129	11,525
Amortization of right-of-use assets - finance leases	147	145	85	-	-
(Gain) Loss on operating real estate dispositions	-	(3,220) [3]	-	-	(833)
Impairment of real estate assets	-	-	-	-	1,502
Income tax provision (benefit)	(152)	(199)	(30)	(110)	523
Interest expense[2]	8,359	8,624	7,348	6,042	5,692
Interest expense - finance leases	228	228	112	-	-
Change in fair value of interest rate derivatives	(327)	530	1,933	1,463	2,207
Cash ground rent payment - finance leases	(216)	(207)	(112)	-	-
Loss on extinguishment of debt	30	-	-	-	-
Non-cash stock compensation	274	323	327	689	55
Adjusted EBITDA	$30,843	$31,150	$28,800	$24,727	$25,566 [4]
Other adjustments:					
Development/Redevelopment[2][6]	(1,010)	(1,499)	(2,183)	(2,452)	(2,087)
(Less) Net Acquisitions/Dispositions Completed Intra-Quarter	-	(226)	(1,978)	-	-
Core EBITDA	$29,833	$29,425	$24,639	$22,275	$23,479
Total Debt[5]	$960,819	$951,891	$956,068	$744,123	$719,179
Adjustments to debt:					
(Less) Development/Redevelopment[2][6]	(109,930)	(122,597)	(161,528)	(182,780)	(144,736)
(Less) Net Acquisitions/Dispositions Completed Intra-Quarter	-	-	(170,476)	-	-
(Less) Cash & restricted cash	(43,579)	(47,606)	(25,961)	(18,959)	(24,051)
Core Debt	$807,310	$781,688	$598,103	$542,384	$550,392
Core Debt/Annualized Core EBITDA	**6.8x**	**6.6x**	**6.1x**	**6.1x**	**6.4x**

(1) See definitions on pages 30.
(2) Adjusted for the depreciation and interest expense attributable to noncontrolling interests in consolidated investments and unconsolidated entities.
(3) The adjustment for gain on operating real estate dispositions excludes the portion of the gain on Lightfoot Marketplace in 3Q19 that was allocated to our joint venture partner.
(4) Includes gain on non-operating real estate of $3.4M and approximately $688K of severance for the three months ended 12/31/18. These amounts are not annualized in the Core Debt/Annualized Core EBITDA calculation.
(5) Excludes GAAP Adjustments.
(6) Includes the redevelopment of The Cosmopolitan apartments.

AHH
LISTED
NYSE

Capitalization & Financial Ratios

15

$ in thousands, except per share data
As of December 31, 2019

Debt	% of Total	Principal Balance
Unsecured credit facility	11%	$110,000
Unsecured term loans	21%	205,000
Mortgages payable	68%	645,819
Total debt		$960,819

Preferred Equity	Shares	Liquidation Value Per Share	Total Liquidation Value
6.75% Series A Cumulative Redeemable Perpetual Preferred Stock (NYSE: AHHPrA)	2,530	$25.00	$63,250

Common Equity	% of Total	Shares/Units	Stock Price	Market Value
Common stock (NYSE: AHH)	73%	56,278	$18.35	$1,032,701
Common units	27%	21,273	$18.35	390,360
Equity market capitalization		77,551		$1,423,061
Total capitalization				$2,447,130

Financial Ratios	
Debt Service Coverage Ratio[(1)]	2.7x
Fixed Charge Coverage Ratio[(2)]	2.5x
Net Debt to Adjusted EBITDA	7.8x
Core Debt to Core EBITDA	6.8x
Core Debt + Preferred Equity to Core EBITDA	7.3x
Debt/Market capitalization	39%

Liquidity	
Cash on hand	$43,579
Availability under credit facility	40,000
Availability under construction loan	58,134
	$141,713


4%
16%
8%
Debt
39%
27%
Equity
61%
42%
3%
Unsecured Credit Facility
Unsecured Term Loans
Mortgages Payable
Preferred Equity
Common Stock
Common Units

Unencumbered Properties	
% of Total Properties	59%
% of Annualized Base Rent	40%

(1) Reflects quarterly Adjusted EBITDA divided by total quarterly interest expense and required principal repayment.
(2) Reflects quarterly Adjusted EBITDA divided by total quarterly interest expense required principal repayment and preferred stock dividends.

AHH LISTED NYSE

Property Portfolio

16

As of December 31, 2019

Property	Anchor Tenant(s)	Location	Town Center	Unencumbered ABR	Year Built	Net Rentable Square Feet (RSF)[1]: Core Properties	Development/ Redevelopment Properties	Total	Core Occupancy[2]	Development/ Redevelopment Leased[2]	ABR[3]	ABR per Leased SF[3]
Retail Properties												
249 Central Park Retail	Cheesecake Factory, Brooks Brothers, Gordon Biersch	Virginia Beach, VA	✓	-	2004	92,400	-	92,400	97.9%	-	$2,559,701	$28.30
Alexander Pointe[6]	Harris Teeter	Salisbury, NC		100%	1997	64,724	-	64,724	95.7%	-	649,308	10.49
Apex Entertainment (Dick's)	Apex Entertainment, USI	Virginia Beach, VA	✓	100%	2002	-	103,335	103,335	-	100.0%	1,471,503	14.24
Bermuda Crossroads[6]	Food Lion, OfficeMax	Chester, VA		100%	2001	122,566	-	122,566	98.4%	-	1,755,052	14.56
Broad Creek Shopping Center[6][9]	Food Lion, PetSmart	Norfolk, VA		100%	1997/2001	121,504	-	121,504	95.5%	-	2,071,357	17.85
Broadmoor Plaza	Kroger	South Bend, IN		100%	1980	115,059	-	115,059	97.5%	-	1,382,468	12.32
Brooks Crossing Retail	Various Small Shops	Newport News, VA		100%	2016	18,349	-	18,349	66.3%	-	169,740	13.95
Columbus Village[6]	Barnes & Noble, Shake Shack	Virginia Beach, VA	✓	100%	1980/2013	-	62,362	62,362	-	84.3%	1,556,163	29.59
Columbus Village II	Regal Cinemas, BB&B	Virginia Beach, VA	✓	100%	1995/1996	92,061	-	92,061	96.7%	-	1,595,334	17.92
Commerce Street Retail[5]	Yard House	Virginia Beach, VA	✓	100%	2008	19,173	-	19,173	100.0%	-	881,292	45.97
Courthouse 7-Eleven	7-Eleven	Virginia Beach, VA		100%	2011	3,177	-	3,177	100.0%	-	139,311	43.85
Dimmock Square	Best Buy, Old Navy	Colonial Heights, VA		100%	1998	106,166	-	106,166	97.2%	-	1,779,915	17.25
Fountain Plaza Retail	Ruth's Chris, Ann Taylor	Virginia Beach, VA	✓	-	2004	35,961	-	35,961	100.0%	-	1,028,958	28.61
Gainsborough Square	Food Lion	Chesapeake, VA		100%	1999	88,862	-	88,862	95.6%	-	1,324,529	15.59
Greentree Shopping Center	Various Small Shops	Chesapeake, VA		100%	2014	15,719	-	15,719	92.6%	-	293,359	20.15
Hanbury Village[6]	Harris Teeter, Walgreens	Chesapeake, VA		32%	2006/2009	116,635	-	116,635	100.0%	-	2,538,926	21.77
Harper Hill Commons[6]	Harris Teeter	Winston-Salem, NC		100%	2004	96,914	-	96,914	85.0%	-	928,028	11.26
Harrisonburg Regal	Regal Cinemas	Harrisonburg, VA		100%	1999	49,000	-	49,000	100.0%	-	717,850	14.65
Indian Lakes Crossing[6]	Harris Teeter	Virginia Beach, VA		100%	2008	64,973	-	64,973	95.0%	-	845,097	13.70
Lexington Square	Lowes Foods	Lexington, SC		-	2017	85,540	-	85,540	98.2%	-	1,829,558	21.78
Market at Mill Creek[6]	Lowes Foods	Mt. Pleasant, SC		-	2018	80,405	-	80,405	93.8%	-	1,700,522	22.55
Marketplace at Hilltop[6][9]	Total Wine, Panera	Virginia Beach, VA		-	2000/2001	116,953	-	116,953	100.0%	-	2,654,816	22.70
North Hampton Market	PetSmart, Hobby Lobby	Taylors, SC		100%	2004	114,935	-	114,935	100.0%	-	1,479,285	12.87
North Point Center[6]	Harris Teeter, Home Depot, Costco	Durham, NC		88%	1998/2009	494,746	-	494,746	100.0%	-	3,842,617	7.77
Oakland Marketplace[6]	Kroger	Oakland, TN		100%	2004	64,538	-	64,538	100.0%	-	478,857	7.42
Parkway Centre	Publix	Moultrie, GA		100%	2017	61,200	-	61,200	98.0%	-	812,760	13.55
Parkway Marketplace	Rite Aid	Virginia Beach, VA		100%	1998	37,804	-	37,804	94.4%	-	726,757	20.36
Patterson Place	BB&B, PetSmart, DSW	Durham, NC		100%	2004	160,942	-	160,942	94.3%	-	2,397,055	15.79
Perry Hall Marketplace	Safeway	Perry Hall, MD		100%	2001	74,256	-	74,256	100.0%	-	1,270,853	17.11
Premier Retail	Williams Sonoma, Pottery Barn	Virginia Beach, VA	✓	-	2018	-	39,162	39,162	-	75.6%	969,014	32.73
Providence Plaza	Cranfill, Sumner & Hartzog, Chipotle	Charlotte, NC		100%	2007/2008	103,118	-	103,118	98.8%	-	2,803,576	27.53
Red Mill Commons[6]	Homegoods, Walgreens	Virginia Beach, VA		8%	2000-2005	373,808	-	373,808	96.5%	-	6,427,485	17.81
Renaissance Square	Harris Teeter	Davidson, NC		100%	2008	80,467	-	80,467	90.4%	-	1,267,552	17.43
Sandbridge Commons[6]	Harris Teeter	Virginia Beach, VA		-	2015	76,650	-	76,650	98.5%	-	1,056,840	14.00
Socastee Commons	Bi-Lo	Myrtle Beach, SC		-	2000/2014	57,273	-	57,273	96.7%	-	632,797	11.43
Southgate Square	Burlington, PetSmart, Michaels, Conn's	Colonial Heights, VA		-	1991/2016	260,131	-	260,131	94.4%	-	3,365,533	13.70
South Retail	lululemon, free people, CPK	Virginia Beach, VA	✓	-	2002	38,515	-	38,515	100.0%	-	992,999	25.78
South Square	Ross, Petco, Office Depot	Durham, NC		100%	1977/2005	109,590	-	109,590	98.1%	-	1,873,007	17.42
Southshore Shops	Buffalo Wild Wings	Chesterfield, VA		100%	2006	40,307	-	40,307	85.3%	-	720,087	20.94
Stone House Square[6]	Weis Markets	Hagerstown, MD		100%	2008	112,274	-	112,274	93.1%	-	1,784,568	17.07
Studio 56 Retail	McCormick & Schmick's	Virginia Beach, VA	✓	100%	2007	11,594	-	11,594	100.0%	-	473,695	40.86
Tyre Neck Harris Teeter[6][9]	Harris Teeter	Portsmouth, VA		100%	2011	48,859	-	48,859	100.0%	-	533,285	10.91
Wendover Village	BB&B, T.J. Maxx, Petco	Greensboro, NC		100%	2004	176,939	-	176,939	99.3%	-	3,510,597	19.98
Total / Weighted Avg Retail Portfolio				**63%**		**4,004,087**	**204,859**	**4,208,946**	**96.9%**		**$67,292,006**	**$16.56**

AHH
LISTED
NYSE

Property Portfolio Cont.

17

As of December 31, 2019

Office Properties	Anchor Tenant	Location	Town Center	Unencumbered ABR	Year Built	Net Rentable Square Feet (RSF)[1]: Core Properties	Development Properties	Total	Core Occupancy[2]	Development Leased[2]	ABR[3]	ABR per Leased SF[3]
4525 Main Street	Clark Nexsen, Anthropologie, Mythics	Virginia Beach, VA	✓	-	2014	234,938	-	234,938	98.1%	-	$6,718,239	$29.14
Armada Hoffler Tower[4][5]	AHH, Troutman Sanders, Williams Mullen	Virginia Beach, VA	✓	100%	2002	320,680	-	320,680	95.8%	-	8,889,551	28.94
Brooks Crossing Office	Huntington Ingalls Industries	Newport News, VA		-	2019	98,061	-	98,061	100.0%	-	1,814,129	18.50
One Columbus[5]	BB&T, HBA	Virginia Beach, VA	✓	100%	1984	128,876	-	128,876	98.5%	-	3,184,938	25.10
One City Center	Duke University, WeWork	Durham, NC		-	2019	152,815	-	152,815	84.0%	-	4,145,189	32.28
Thames Street Wharf[4]	Morgan Stanley, JHU Medical	Baltimore, MD		-	2010	263,426	-	263,426	100.0%	-	7,141,829	27.11
Two Columbus	HBA Architects	Virginia Beach, VA	✓	100%	2009	108,459	-	108,459	100.0%	-	2,907,497	26.81
Total / Weighted Average Office Portfolio				**43%**		**1,307,255**	**-**	**1,307,255**	**96.6%**		**$34,801,372**	**$27.56**

Multifamily	Location	Town Center	Unencumbered ABR	Year Built	Units/Beds: Core Properties	Development/ Redevelopment Properties	Total Units/Beds	Core Occupancy[2]	Development/ Redevelopment Occupancy[2]	ABR[7]	Monthly Rent per Occupied Unit/Beds
1405 Point[8][9]	Baltimore, MD		-	2018	289	-	289	92.0%	-	$6,933,252	$2,172.07
Encore Apartments	Virginia Beach, VA	✓	-	2014	286	-	286	95.8%	-	4,318,296	1,313.35
Greenside Apartments	Charlotte, NC		-	2018	225	-	225	93.8%	-	4,010,676	1,584.00
Hoffler Place[10]	Charleston, SC		-	2019	258	-	258	89.1%	-	3,553,932	1,244.37
Johns Hopkins Village[8][9][10]	Baltimore, MD		-	2016	568	-	568	98.8%	-	7,692,984	1,142.75
Liberty Apartments[8]	Newport News, VA		-	2013	197	-	197	93.9%	-	2,439,588	1,098.91
Premier Apartments	Virginia Beach, VA	✓	-	2018	131	-	131	97.7%	-	2,212,920	1,440.70
Smith's Landing[9]	Blacksburg, VA		-	2009	284	-	284	100.0%	-	4,250,868	1,247.32
The Cosmopolitan[8]	Virginia Beach, VA	✓	-	2006	-	342	342	-	79.7% [11]	4,736,424	1,651.47
Total / Weighted Avg Multifamily Portfolio			-		**2,238**	**342**	**2,580**	**95.6%**		**$40,148,940**	**$1,402.77**

(1) The net rentable square footage for each of our retail & office properties is the sum of (a) the square footage of existing leases, plus (b) for available space, management's estimate of net rentable square footage based, in part, on past leases. The net rentable square footage included in office leases is generally consistent with the Building Owners and Managers Association, or BOMA, 1996 measurement guidelines.

(2) Occupancy for each of our retail & office properties is calculated as (a) square footage under executed leases as of December 31, 2019, divided by (b) net rentable square feet as of such date, expressed as a percentage. Occupancy for our multifamily properties is calculated as (a) total units occupied as of December 31, 2019, divided by (b) total units available as of such date, expressed as a percentage.

(3) For the properties in our office and retail portfolios, annualized base rent, or ABR, is calculated by multiplying (a) monthly base rent (defined as cash base rent, before contractual tenant concessions and abatements, and excluding tenant reimbursements for expenses paid by us) as of December 31, 2019 for in-place leases as of such date by (b) 12, and does not give effect to periodic contractual rent increases or contingent rental revenue (e.g., percentage rent based on tenant sales thresholds). ABR per leased square foot is calculated by dividing (a) ABR by (b) square footage under in-place leases as of December 31, 2019. In the case of triple net or modified gross leases, our calculation of ABR does not include tenant reimbursements for real estate taxes, insurance, common area or other operating expenses.

(4) The Company occupied 55,390 square feet at these two properties at an ABR of $1.7M, or $31.30 per leased square foot, which amounts are reflected in this table. The rent paid by us is eliminated in accordance with GAAP in the consolidated financial statements.

(5) Includes ABR pursuant to a rooftop lease.

(6) Net rentable square feet at certain of our retail properties includes pad sites leased pursuant to the ground leases in the table to the right.

(7) For the properties in our multifamily portfolio, ABR is calculated by multiplying (a) base rental payments for the month ended December 31, 2019 by (b) 12.

Properties with Tenants Subject to Ground Lease	Number of Ground Leases	Square Footage Leased Pursuant to Ground Leases	ABR
Alexander Pointe	1	7,014	$10,000
Bermuda Crossroads	2	11,000	179,685
Broad Creek Shopping Center	6	23,825	649,818
Columbus Village	1	3,403	200,000
Hanbury Village	2	55,586	1,082,118
Harper Hill Commons	1	41,520	373,680
Indian Lakes Crossing	1	50,311	592,385
Market at Mill Creek	1	7,014	63,000
Marketplace at Hilltop	1	4,211	150,000
North Point Center	4	280,556	1,146,700
Oakland Marketplace	1	45,000	186,347
Red Mill Commons	8	33,961	773,609
Sandbridge Commons	3	60,521	738,500
Stone House Square	1	3,650	181,500
Tyre Neck Harris Teeter	1	48,859	533,285
Total / Weighted Avg	**34**	**676,431**	**$6,860,627**

(8) The ABR for Liberty, Cosmopolitan, Johns Hopkins Village, Hoffler Place and 1405 Point excludes approximately $0.3M, $0.9M, $1.1M, $0.1M and $0.4M, respectively, from ground floor retail leases.

(9) The Company leases all or a portion of the land underlying this property pursuant to a ground lease.

(10) Monthly rent per occupied unit is calculated by dividing total base rental payments for the month ended December 31, 2019 by the number of occupied beds.

(11) Occupancy calculation excludes 42 units that are offline for redevelopment.

AHH LISTED NYSE

Development and Redevelopment Pipeline

18

$ in thousands

Projects	Property Type	Estimated[1]	% Leased or LOI	Schedule[1]: Construction Start	Schedule[1]: Initial Occupancy	Schedule[1]: Stabilized Operation[2]	Estimated Cost[1]	Loan Commitment	Cost to Date	AHH Ownership %	Anchor Tenants
Under Development											
Chronicle Mill Belmont, NC	Multifamily	239 units / 10,000 sf	-	2Q20	1Q22	1Q23	$45,000	TBD	$1,400	85% [3]	NA
Southern Post-Multifamily Roswell, GA	Multifamily	138 units	-	2Q20	3Q21	3Q22	39,000	TBD	3,600	80% [3]	NA
Southern Post-Retail/Office Roswell, GA	Mixed-use	137,000 sf	6%	2Q20	3Q21	TBD	51,000	TBD	4,700	80% [3]	TBD
Summit Place (Meeting Street) Charleston, SC	Multifamily	357 beds	-	3Q17	3Q20	4Q20	56,000	34,800	51,300	90% [3]	NA
Ten Tryon Charlotte, NC	Mixed-use	220,000 sf	38%	2Q20	2Q22	TBD	95,000	TBD	1,200	80% [3]	Publix, Fortune 100 office tenant
Wills Wharf Baltimore, MD	Office	325,000 sf	68%	3Q18	2Q20	2Q21	120,000	76,000	86,500	100%	WeWork, Canopy by Hilton, EY
Total Projects Under Development							$406,000	$110,800	$148,700		
Delivered Not Stabilized											
Premier Retail (Town Center Phase VI) Virginia Beach, VA	Retail	39,000 sf	76%	4Q16	3Q18	1Q21	15,000	8,334	15,000	100%	Williams-Sonoma, Pottery Barn
Total Projects Delivered Not Stabilized							$15,000	$8,334	$15,000		
Total							$421,000	$119,134	$163,700		

Redevelopment	Property Type	% Leased or LOI	Out of Service	Construction Start	Anticipated Completion	Restabilized Operation[2]	Estimated Cost[1]	Cost to Date	Projected ROI	Scope
The Cosmopolitan Virginia Beach, VA	Multifamily	80%[4]	42 units	1Q18	4Q20	1Q21	$14,000	$6,300	9%	Renovate all 342 units including upgraded finishes, new cabinetry and flooring, energy efficient appliances, and LED lighting; modernize resident clubhouse, business center, and leasing
Columbus Village I Virginia Beach, VA	Mixed-use	95%	28,250 sf	2Q19	3Q20	4Q20	9,000	7,400	8%	Reposition 62,000 SF center to better incorporate within Town Center and add Virginia Beach Boulevard small shop frontage along with Shake Shack, Cava, and new Barnes & Noble prototype.
Apex Entertainment Building (Former Dick's Sporting Goods) Virginia Beach, VA	Mixed-use	100%	84,000 sf	1Q20	4Q20	1Q21	9,000	100	7%	Revitalize 84,000 SF of big box retail space within Town Center into a destination entertainment concept for a new to market tenant, Apex Entertainment.
Total Projects Under Redevelopment							$32,000	$13,800	8%	

	Q4 2019	YTD
Capitalized Interest	$1,408	$5,932
Capitalized Overhead	$778	$3,063

(1) Represents estimates that may change as the development and redevelopment process proceeds.
(2) First fully-stabilized quarter. See same store definition on page 31.
(3) Majority Interest in joint venture with preferred return.
(4) Occupancy calculation excludes 42 units that are offline for redevelopment.

Mezzanine Investments 19 $ in thousands Schedule(1) Principal Property % Leased Initial Mezzanine Mezzanine Mezzanine Type Estimated(1) or LOI Occupancy Loan Maturity Interest Rate Financing(2) Interest QTD Interest YTD Investments with Discounted Purchase Options Delray Plaza (Whole Foods) Retail 83,000 sf 100% 3Q19 4Q20 15% $10,000 $469 $1,622 Delray Beach, FL Nexton Square-Phase I Mixed-use 118,000 sf 88% 3Q19 4Q20 10% 13,000 379 1,962 Summerville, SC Short Term Investments The Residences at Annapolis Junction Multifamily 416 units 89% 3Q17 2Q20 10% 36,000 1,478 4,287 Annapolis Junction, MD $5M Annapolis Junction Loan Modification Fee 762 4,489 North Decatur Square (Whole Foods) Retail 86,000 sf 100% 4Q18 3Q19 15% 15,000 - 1,509 Decatur, GA- Loan was paid off on 7/22/19 Solis Apartments at Interlock Multifamily 349 units NA 4Q20 3Q22 13% 23,000 766 2,333 Atlanta, GA The Interlock Mixed-use 300,000 sf 78% 4Q20 3Q22 15% 67,000 2,717 6,142 Atlanta, GA Total 164,000 6,571 22,344 Mezzanine Interest Expense (1,143) (4,880) Net Mezzanine Interest Income 5,428 17,464 Annapolis Junction Annapolis, MD (1) Represents estimates that may change as the development process proceeds. The Interlock (2) Includes GAAP adjustments. Atlanta, GA (3) Excludes GAAP adjustments.

AHH LISTED NYSE
20

Acquisitions & Dispositions

$ in thousands

ACQUISITIONS

Properties	Location	Square Feet	Purchase Price[1]	Reinvested 1031 Proceeds	$ Value of OP Units/Stock[2]	Cash Cap Rate	Purchase Date	Anchor Tenants
Thames Street Wharf	Baltimore, MD	263,426	$101,000	$ -	$ -	7.1%	2Q19	Morgan Stanley, JHU Medical
Red Mill Commons & Marketplace at Hilltop	Virginia Beach, VA	488,865	105,000	-	63,755	7.7%	2Q19	T.J. Maxx, Homegoods, Total Wine, Walgreens
Wendover Village III	Greensboro, NC	5,286	2,783	2,424	-	9.2%	1Q19	Verizon
Lexington Square	Lexington, SC	85,531	26,758	-	2,769	6.7%	3Q18	Lowes Foods
Parkway Centre	Moultrie, GA	61,200	11,200	-	1,624	6.4%	1Q18	Publix
Indian Lakes	Virginia Beach, VA	71,020	14,700	-	-	7.1%	1Q18	Harris Teeter, Wawa
Wendover Village Outparcel	Greensboro, NC	35,895	14,300	7,900	-	7.7%	3Q17	Panera, Rooms to Go Kids
Renaissance Square	Davidson, NC	80,468	17,085	-	-	7.1%	4Q16	Harris Teeter
Columbus Village II	Virginia Beach, VA	92,061	26,200	-	26,200	5.6%	4Q16	Regal, Bed Bath & Beyond
Southshore Shops	Midlothian, VA	40,333	9,160	-	2,475	7.8%	3Q16	Buffalo Wild Wings
Southgate Square	Colonial Heights, VA	220,131	38,585	-	17,485	7.3%	2Q16	PetSmart, Michael's, Burlington
Retail Portfolio (11 properties)	Mid-Atlantic	1,082,681	170,500	87,000	-	7.2%	1Q16	Harris Teeter, Bed Bath & Beyond
Providence Plaza	Charlotte, NC	103,118	26,200	14,000	-	7.3%	3Q15	Chipotle
Socastee Commons	Myrtle Beach, SC	57,573	8,600	3,600	-	7.3%	3Q15	BiLo
Columbus Village	Virginia Beach, VA	65,746	21,025	-	14,025	6.4%	3Q15	Barnes & Noble
Perry Hall Marketplace & Stone House Square	Maryland	182,949	39,555	15,200	4,155	7.4%	2Q15	Safeway & Weis Markets
Dimmock Square	Colonial Heights, VA	106,166	19,662	-	9,662	7.3%	3Q14	Old Navy, Best Buy, Pier 1
Total/Weighted Average		3,042,449	$652,313	$130,124	$142,150	7.2%		

DISPOSITIONS

Properties	Location	Square Feet/Units	Sale Price	Cash Proceeds	Gain on Sale	Cash Cap Rate	Disposition Date	Anchor Tenants
Lightfoot Marketplace	Williamsburg, VA	124,715	$30,275	$11,800	$4,477 [4]	5.8%	3Q19	Harris Teeter
Indian Lakes Wawa	Virginia Beach, VA	6,047	4,400	4,400	-	5.4%	2Q18	Wawa
Commonwealth of VA Buildings	Virginia Beach & Chesapeake, VA	47,366	13,150	8,000	4,194	6.8%	3Q17	Commonwealth of VA
Greentree Wawa	Chesapeake, VA	5,088	4,600	4,400	3,396	5.0%	1Q17	Wawa
Oyster Point[3]	Newport News, VA	100,139	6,500	-	3,793	16.4%	3Q16	GSA
Non-Core Retail Portfolio	Various	174,758	12,850	12,600	(27)	7.1%	2Q16 - 3Q16	Kroger, Family Dollar
Richmond Tower	Richmond, VA	206,969	78,000	77,000	26,674	7.9%	1Q16	Williams Mullen
Oceaneering	Chesapeake, VA	154,000	30,000	10,000	4,987	6.7%	4Q15	Oceaneering International
Whetstone Apartments	Durham, NC	203 units	35,625	17,600	7,210	5.7%	2Q15	NA
Sentara Williamsburg	Williamsburg, VA	49,200	15,450	15,200	6,197	6.3%	1Q15	Sentara
Virginia Natural Gas	Virginia Beach, VA	31,000	8,900	7,400	2,211	6.3%	4Q14	Virginia Natural Gas
Total/Weighted Average		899,282 sf/ 203 units	$239,750	$168,400	$63,112	7.0%		

(1) Contractual purchase price.
(2) Value of OP Units/Stock at issuance.
(3) Anchor tenant vacated 12/31/16, which would represent a 2.5% Cash Cap Rate.
(4) Includes JV partner's interest in the property.

Construction Business Summary 21 $ in thousands Total Contract Work in Place as Estimated Date Highlighted Projects Location Value of 12/31/2019 Backlog of Completion The Interlock Atlanta, GA $89,286 $48,152 $41,134 3Q 2020 Solis Apartments at Interlock Atlanta, GA 63,810 14,803 49,007 1Q 2021 Boulders Lakeside Apartments Chesterfield, VA 35,433 7,059 28,373 1Q 2021 27th Street Garage and Apartments Virginia Beach, VA 79,252 5,765 73,487 3Q 2021 Sub Total 267,781 75,779 192,001 All Other Projects 417,965 367,344 50,621 Total $685,746 $443,123 $242,622 Gross Profit Summary Trailing 12 Q4 2019 Months (Unaudited) Revenue $39,741 $105,859 Expense (38,683) (101,538) Gross Profit $1,058 $4,321 The Interlock Atlanta, GA

AHH LISTED NYSE

Same Store NOI by Segment

22

$ in thousands
(Reconciliation to GAAP located in appendix on pg. 35)

	Three months ended 12/31/2019	12/31/2018 (Unaudited)	$ Change	% Change	Year ended 12/31/2019	12/31/2018 (Unaudited)	$ Change	% Change
Office[1]								
Revenue	$5,094	$5,165	($71)	-1.4%	21,239	$20,701	$538	2.6%
Expenses[2]	1,937	1,836	101	5.5%	7,735	7,507	228	3.0%
Net Operating Income	3,157	3,329	(172)	-5.2%	13,504	13,194	310	2.3%
Retail[1]								
Revenue	15,521	15,273	248	1.6%	57,651	56,435	1,216	2.2%
Expenses[2]	3,712	3,646	66	1.8%	13,247	13,077	170	1.3%
Net Operating Income	11,809	11,627	182	1.6%	44,404	43,358	1,046	2.4%
Multifamily[1]								
Revenue	5,550	5,487	63	1.1%	21,849	20,241	1,608	7.9%
Expenses[2]	2,254	2,128	126	5.9%	8,666	8,332	334	4.0%
Net Operating Income	3,296	3,359	(63)	-1.9%	13,183	11,909	1,274	10.7%
Same Store Net Operating Income (NOI)	$18,262	$18,315	($53)	-0.3%	$71,091	$68,461	$2,630	3.8%
GAAP Adjustments	(199)	(732)	533		(1,721)	(2,085)	364	
Same store portfolio NOI, cash basis	$18,063	$17,583	$480	2.7%	$69,370	$66,376	$2,994	4.5%
NOI, Cash Basis:								
Office	$3,137	$2,818	$319	11.3%	12,619	$11,625	$994	8.6%
Retail	11,675	11,506	169	1.5%	43,894	42,895	999	2.3%
Multifamily	3,251	3,259	(8)	-0.2%	12,857	11,856	1,001	8.4%
	$18,063	$17,583	$480	2.7%	$69,370	$66,376	$2,994	4.5%
NOI:								
Office	3,157	$3,329	($172)	-5.2%	13,504	$13,194	$310	2.3%
Retail	11,809	11,627	182	1.6%	44,404	43,358	1,046	2.4%
Multifamily	3,296	3,359	(63)	-1.9%	13,183	11,909	1,274	10.7%
	$18,262	$18,315	($53)	-0.3%	$71,091	$68,461	$2,630	3.8%

(1) See page 32 for Same Store vs. Non – Same Store Properties.
(2) Excludes expenses associated with the Company's in house asset management division of $656K and $585K for the 3 months ended 12/31/2019 & 12/31/2018, respectively, and $2.5M and $2.1M for the year ended 2019 & 2018, respectively.

AHH
LISTED
NYSE

Top 10 Tenants by ABR[1]

23

$ in thousands
As of December 31, 2019

Office Portfolio

Tenant	Number of Leases	Lease Expiration	Annualized Base Rent	% of Office Portfolio Annualized Base Rent	% of Total Portfolio Annualized Base Rent
Morgan Stanley	2	2023 ; 2027	$ 5,761	16.6%	4.1%
Clark Nexsen	1	2029	2,639	7.6%	1.9%
WeWork	1	2034	2,259	6.5%	1.6%
Duke University	1	2029	1,540	4.4%	1.1%
Huntington Ingalls	1	2029	1,513	4.3%	1.1%
Mythics	1	2030	1,187	3.4%	0.8%
Johns Hopkins Medicine	1	2023	1,118	3.2%	0.8%
Pender & Coward	1	2030	904	2.6%	0.6%
Kimley-Horn	1	2027	894	2.6%	0.6%
Troutman Sanders	1	2025	872	2.5%	0.6%
Top 10 Total			**$ 18,687**	**53.7%**	**13.2%**

Retail Portfolio

Tenant	Number of Leases	Lease Expiration	Annualized Base Rent	% of Retail Portfolio Annualized Base Rent	% of Total Portfolio Annualized Base Rent
Harris Teeter/Kroger	10	2020 - 2035	$ 5,645	8.4%	4.0%
Lowes Foods	2	2037 ; 2039	1,976	2.9%	1.4%
Regal Cinemas	2	2022 ; 2024	1,713	2.5%	1.2%
Bed, Bath, & Beyond	4	2022 - 2025	1,710	2.5%	1.2%
PetSmart	5	2022 - 2025	1,438	2.1%	1.0%
Food Lion	3	2022 - 2024	1,315	2.0%	0.9%
Petco	4	2022 - 2030	877	1.3%	0.6%
Weis Markets	1	2028	802	1.2%	0.6%
Total Wine & More	2	2024 ; 2027	765	1.1%	0.5%
Ross Dress for Less	2	2022 ; 2025	762	1.1%	0.5%
Top 10 Total			**$ 17,003**	**25.1%**	**11.9%**

(1) Excludes leases from the development and redevelopment properties that have not been delivered.

Office Lease Summary 24 Renewal Lease Summary GAAP Cash Number of Weighted Leases Net Rentable SF Leases Net Rentable Contractual Prior Rent Releasing Contractual Prior Rent Releasing Average Lease TI & LC Quarter Signed Signed Expiring SF Expiring Rent per SF per SF Spread Rent per SF per SF Spread Term (yrs) TI & LC per SF Q4 2019 2 8,147 1 3,929 $25.43 $24.23 4.9% $24.74 $25.69 -3.7% 4.06 $64,668 $7.94 Q3 2019 1 1,120 4 26,201 38.50 37.00 4.1% 38.50 37.00 4.1% 2.00 1,725 1.54 Q2 2019 1 30,009 1 5,253 20.37 21.71 -6.1% 19.00 23.77 -20.1% 5.00 114,589 3.82 Q1 2019 1 11,995 3 15,865 24.92 21.30 17.0% 23.76 23.18 2.5% 5.00 164,879 13.75 New Lease Summary(1) Number of Cash Weighted Leases Net Rentable SF Contractual Average TI & LC Quarter Signed Signed Rent per SF Lease Term TI & LC per SF Q4 2019 1 2,363 $23.75 6.00 $138,300 $58.53 Q3 2019 7 21,345 24.73 5.30 716,641 33.57 Q2 2019 4 22,712 27.11 8.60 1,122,865 49.44 Q1 2019 4 15,889 25.07 4.88 498,213 31.36 Thames Street Wharf & 4525 Main Street Wills Wharf Virginia Beach, VA Baltimore, MD (1) Excludes leases from properties in development.

Office Lease Expirations 25 As of December 31, 2019 Square Footage % Portfolio % of Portfolio Annualized Base Number of Leases of Leases Net Rentable Annualized Base Annualized Rent per Leased Year Expiring Expiring Square Feet Rent Base Rent Square Foot Available - 44,285 3.4% $ - - - M-T-M 2 - - 2,400 - - 2019 - - - - - - 2020 11 24,796 1.9% 781,419 2.2% 31.51 2021 11 48,532 3.7% 1,312,408 3.8% 27.04 2022 11 77,259 5.9% 2,213,506 6.4% 28.65 2023 12 103,647 7.9% 2,707,291 7.8% 26.12 2024 11 136,575 10.4% 3,442,021 9.9% 25.20 2025 13 131,701 10.1% 3,859,343 11.1% 29.30 2026 8 36,863 2.8% 926,963 2.7% 25.15 2027 4 244,864 18.7% 6,921,178 19.9% 28.27 2028 6 63,319 4.8% 1,754,231 5.0% 27.70 2029 7 242,709 18.6% 6,136,048 17.6% 25.28 Thereafter 6 152,705 11.8% 4,744,562 13.6% 31.07 Total / Weighted Average 102 1,307,255 100.0% $ 34,801,370 100.0% $ 27.55 300,000 25.0% 250,000 20.0% Square Feet % of Portfolio 200,000 Under Lease ABR 15.0% 150,000 2,500 or less 3% 10.0% 2,501-10,000 14% 100,000 10,001-20,000 16% 50,000 5.0% 20,001-40,000 21% 40,001-100,000 30% - 0.0% Greater than 100,000 16% Office Portfolio Total 100% Leased Square Feet % ABR of Office Portfolio

Retail Lease Summary 26 Renewal Lease Summary GAAP Cash Number of Net Weighted Leases Rentable SF Net Rentable SF Contractual Prior Rent per Releasing Contractual Prior Rent Releasing Average Lease TI & LC Quarter Signed Signed Leases Expiring Expiring Rent per SF SF Spread Rent per SF per SF Spread Term (yrs) TI & LC per SF Q4 2019 23 110,368 14 34,291 $17.94 $16.79 6.9% $17.87 $17.15 4.2% 5.25 $202,576 $1.84 Q3 2019 28 201,931 8 14,338 16.44 15.47 6.3% 16.32 15.72 3.9% 5.14 568,379 2.81 Q2 2019 19 193,546 12 36,364 13.37 12.64 5.7% 13.37 12.84 4.1% 4.87 137,547 0.71 Q1 2019 24 128,088 11 30,729 16.08 15.25 5.5% 15.96 15.43 3.4% 5.36 123,414 0.96 New Lease Summary(1) Number of Net Weighted Leases Rentable SF Cash Contractual Rent Average Lease TI & LC Quarter Signed Signed per SF Term (yrs) TI & LC per SF Q4 2019 13 72,921 $ 17.50 10.02 $3,207,564 $43.99 Q3 2019 5 14,720 20.60 9.60 733,422 49.82 Q2 2019 7 31,696 27.36 9.41 1,857,154 58.59 Q1 2019 3 4,001 16.10 4.89 22,127 5.53 Market at Mill Creek Premier Mt. Pleasant, SC Virginia Beach, VA (1) Excludes leases from properties in development and redevelopment.

AHH LISTED NYSE

Retail Lease Expirations

27

As of December 31, 2019

Year	Number of Leases Expiring	Square Footage of Leases Expiring[(1)]	% Portfolio Net Rentable Square Feet	Annualized Base Rent[(1)]	% of Portfolio Annualized Base Rent	Annualized Base Rent per Leased Square Foot
Available	-	144,938	3.4%	$ -	-	$ -
M-T-M	3	4,200	0.1%	83,758	0.1%	19.94
2019[(2)]	5	25,565	0.6%	457,889	0.7%	17.91
2020	54	240,266	5.7%	3,578,216	5.3%	14.89
2021	92	351,636	8.4%	6,781,107	10.1%	19.28
2022	89	507,590	12.1%	8,349,932	12.4%	16.45
2023	89	514,434	12.2%	8,398,508	12.5%	16.33
2024	86	530,254	12.6%	8,696,487	12.9%	16.40
2025	59	544,465	12.9%	7,332,252	10.9%	13.47
2026	27	164,729	3.9%	3,209,776	4.8%	19.49
2027	22	136,840	3.3%	3,019,722	4.5%	22.07
2028	24	252,999	6.0%	3,521,547	5.2%	13.92
2029	23	108,253	2.6%	2,152,130	3.2%	19.88
Thereafter	41	682,777	16.2%	11,710,681	17.4%	17.15
Total / Weighted Average	**614**	**4,208,946**	**100.0%**	**$ 67,292,005**	**100.0%**	**$ 16.56**



800,000
700,000
600,000
500,000
400,000
300,000
200,000
100,000
-
20.0%
18.0%
16.0%
14.0%
12.0%
10.0%
8.0%
6.0%
4.0%
2.0%
0.0%
2019(2)
2020
2021
2022
2023
2024
2025
2026
2027
2028
2029
Thereafter
Leased Square Feet
% ABR of Retail Portfolio

Square Feet Under Lease	% of Portfolio ABR
2,500 or less	15%
2,501-10,000	33%
10,001-20,000	14%
20,001-40,000	15%
40,001-100,000	22%
Greater than 100,000	1%
Retail Portfolio Total	**100%**

(1) Includes leases from properties in development, redevelopment, and delivered, not yet stabilized.
(2) Leases expired on 12/31/19

28 Appendix Definitions & Reconciliations

Definitions 29 NET OPERATING INCOME: We calculate Net Operating Income (“NOI”) as property revenues (base rent, expense reimbursements and other revenue) less property expenses (rental expenses and real estate taxes). Other REITs may use different methodologies for calculating NOI, and accordingly, our NOI may not be comparable to such other REITs’ NOI. NOI is not a measure of operating income or cash flows from operating activities as measured by GAAP and is not indicative of cash available to fund cash needs. As a result, NOI should not be considered an alternative to cash flows as a measure of liquidity. We consider NOI to be an appropriate supplemental measure to net income because it assists both investors and management in understanding the core operations of our real estate business. To calculate NOI on a cash basis, we adjust NOI to exclude the net effects of straight-line rent and the amortization of lease incentives and above/below market rents. FUNDS FROM OPERATIONS: We calculate Funds From Operations (“FFO”) in accordance with the standards established by the National Association of Real Estate Investment Trusts (“Nareit”). Nareit defines FFO as net income (loss) (calculated in accordance with accounting principles generally accepted in the United States (“GAAP”)), excluding depreciation and amortization related to real estate, gains or losses from the sale of certain real estate assets, gains and losses from change in control, and impairment write-downs of certain real estate assets and investments in entities when the impairment is directly attributable to decreases in the value of depreciable real estate held by the entity. FFO is a supplemental non-GAAP financial measure. Management uses FFO as a supplemental performance measure because it believes that FFO is beneficial to investors as a starting point in measuring our operational performance. Specifically, in excluding real estate related depreciation and amortization and gains and losses from property dispositions, which do not relate to or are not indicative of operating performance, FFO provides a performance measure that, when compared period-over-period, captures trends in occupancy rates, rental rates and operating costs. Other equity REITs may not calculate FFO in accordance with the Nareit definition as we do, and, accordingly, our FFO may not be comparable to such other REITs’ FFO. NORMALIZED FUNDS FROM OPERATIONS: We calculate Normalized Funds From Operations (“Normalized FFO") as FFO calculated in accordance with the standards established by Nareit, adjusted for acquisition, development and other pursuit costs, gains or losses from the early extinguishment of debt, impairment of intangible assets and liabilities, mark-to-market adjustments on interest rate derivatives, amortization of right-of-use assets attributable to finance leases, severance related costs, and other non-comparable items. Management believes that the computation of FFO in accordance to Nareit’s definition includes certain items that are not indicative of the results provided by the Company’s operating portfolio and affect the comparability of the Company’s period-over-period performance. Our calculation of Normalized FFO differs from Nareit's definition of FFO. Other equity REITs may not calculate Normalized FFO in the same manner as us, and, accordingly, our Normalized FFO may not be comparable to other REITs' Normalized FFO.

Definitions 30 ADJUSTED FUNDS FROM OPERATIONS: We calculate Adjusted Funds From Operations (“AFFO”) as Normalized FFO adjusted for the impact of non-cash stock compensation, tenant improvement, leasing commission and leasing incentive costs associated with second generation rental space, capital expenditures, non-cash interest expense, proceeds from the sale of a purchase option (in excess of amounts recognized in net income), straight-line rents, cash ground rent payments for finance leases, the amortization of leasing incentives and above (below) market rents and proceeds from government development grants. Management believes that AFFO provides useful supplemental information to investors regarding our operating performance as it provides a consistent comparison of our operating performance across time periods and allows investors to more easily compare our operating results with other REITs. However, other REITs may use different methodologies for calculating AFFO or similarly entitled FFO measures and, accordingly, our AFFO may not always be comparable to AFFO or other similarly entitled FFO measures of other REITs. ADJUSTED EBITDA: We calculate Adjusted EBITDA as net income (loss) (calculated in accordance with GAAP), excluding interest expense, income taxes, depreciation and amortization, gains (or losses) from sales of depreciable operating property, impairment of real estate assets, debt extinguishment losses, non-cash stock compensation and mark-to-market adjustments on interest rate derivates, and including cash ground rent payments for finance leases. Management believes Adjusted EBITDA is useful to investors in evaluating and facilitating comparisons of our operating performance between periods and between REITs by removing the impact of our capital structure (primarily interest expense) and asset base (primarily depreciation and amortization) from our operating results along with other non-comparable items. CORE EBITDA: We calculate Core EBITDA as Adjusted EBITDA, excluding certain items, including, but not limited to, the impact of development and redevelopment pipeline projects that are still in lease-up. We generally consider a property to be in lease-up until the earlier of (i) the quarter after which the property reaches 80% occupancy or (ii) the thirteenth quarter after the property receives its certificate of occupancy. Management believes that Core EBITDA provides useful supplemental information to investors regarding our ongoing operating performance as it provides a consistent comparison of our operating performance across time periods and allows investors to more easily compare our operating results with other REITs. However, other REITs may use different methodologies for calculating Core EBITDA or similarly entitled measures and, accordingly, our Core EBITDA may not always be comparable to Core EBITDA or other similarly entitled measures of other REITs. CORE DEBT: We calculate Core Debt as our total debt, excluding loans associated with our development and redevelopment pipeline, cash & cash equivalents, and restricted cash.

Definitions 31 SAME STORE PORTFOLIO: We define same store properties as those that we owned and operated and that were stabilized for the entirety of both periods compared. We generally consider a property to be stabilized upon the earlier of: (i) the quarter after the property reaches 80% occupancy or (ii) the thirteenth quarter after the property receives its certificate of occupancy. Additionally, any property that is fully or partially taken out of service for the purpose of redevelopment is no longer considered stabilized until the redevelopment activities are complete, the asset is placed back into service, and the stabilization criteria above are again met. A property may also be fully or partially taken out of service as a result of a disposition, depending on the significance of the portion of the property disposed. Finally, any property classified as Held for Sale is taken out of service for the purpose computing same store operating results. The following table shows the properties included in the same store and non-same store portfolio for the comparative periods presented.

AHH
LISTED
NYSE

Same Store vs. Non-Same Store Properties

32

	Three Months Ended 12/31/2019 to 2018		Year Ended 12/31/2019 to 2018	
	Same Store	Non-Same Store	Same Store	Non-Same Store
Retail Properties				
249 Central Park Retail	X		X	
Alexander Pointe	X		X	
Bermuda Crossroads	X		X	
Broad Creek Shopping Center		X		X
Broadmoor Plaza	X		X	
Brooks Crossing (Retail)		X		X
Columbus Village		X		X
Columbus Village II	X		X	
Commerce Street Retail	X		X	
Courthouse 7-Eleven	X		X	
Dick's at Town Center	X		X	
Dimmock Square	X		X	
Fountain Plaza Retail	X		X	
Greentree Shopping Center	X		X	
Gainsborough Square	X		X	
Hanbury Village	X		X	
Harper Hill Commons	X		X	
Harrisonburg Regal	X		X	
Indian Lakes Crossing	X			X
Lexington Square	X			X
Market at Mill Creek		X		X
Marketplace at Hilltop		X		X
North Hampton Market	X		X	
North Point Center	X		X	
Oakland Marketplace	X		X	
Parkway Centre	X			X
Parkway Marketplace	X		X	
Patterson Place	X		X	
Perry Hall Marketplace	X		X	
Premier Retail		X		X
Providence Plaza	X		X	

	Three Months Ended 12/31/2019 to 2018		Year Ended 12/31/2019 to 2018	
	Same Store	Non-Same Store	Same Store	Non-Same Store
Retail Properties (Continued)				
Red Mill Commons		X		X
Renaissance Square	X		X	
Sandbridge Commons	X		X	
Socastee Commons	X		X	
South Retail	X		X	
South Square	X		X	
Southgate Square	X		X	
Southshore Shops	X		X	
Stone House Square	X		X	
Studio 56 Retail	X		X	
Tyre Neck Harris Teeter	X		X	
Wendover Village	X		X	
Wendover Village II	X		X	
Wendover Village III		X		X
Office Properties				
4525 Main Street	X		X	
Armada Hoffler Tower	X		X	
Brooks Crossing (Office)		X		X
One City Center		X		X
One Columbus	X		X	
Thames Street Wharf		X		X
Two Columbus	X		X	
Multifamily Properties				
1405 Point		X		X
Encore Apartments	X		X	
Greenside Apartments		X		X
Hoffler Place		X		X
Johns Hopkins Village	X		X	
Liberty Apartments	X		X	
Premier Apartments		X		X
Smith's Landing	X		X	
The Cosmopolitan		X		X

33 Reconciliation to Property Portfolio NOI $ in thousands Three months ended 12/31 Year ended 12/31 2019 2018 2019 2018 Office Same Store(1) Rental revenues $5,094 $5,165 $21,239 $20,701 Property expenses 1,937 1,836 7,735 7,507 NOI 3,157 3,329 13,504 13,194 Non-Same Store NOI(2) 3,115 (102) 7,572 (385) Segment NOI $6,272 $3,227 $21,076 $12,809 Retail Same Store(1) Rental revenues $15,521 $15,273 $57,651 $56,435 Property expenses 3,712 3,646 13,247 13,077 NOI 11,809 11,627 44,404 43,358 Non-Same Store NOI(2) 3,414 1,392 13,617 6,897 Segment NOI $15,223 $13,019 $58,021 $50,255 Multifamily Same Store(1) Rental revenues $5,550 $5,487 $21,849 $20,241 Property expenses 2,254 2,128 8,666 8,332 NOI 3,296 3,359 13,183 11,909 Non-Same Store NOI(2) 3,020 958 9,766 3,380 Segment NOI $6,316 $4,317 $22,949 $15,289 Total Property Portfolio NOI $27,811 $20,563 $102,046 $78,353 (1) See page 32 for the Same Store vs. Non-Same Store properties (2) Includes expenses associated with the company’s in house asset management division.

34 Reconciliation to Property Portfolio NOI $ in thousands Three months ended 12/31/2019 Diversified Portfolio Office Retail Multifamily Total NOI - Cash Basis $2,824 $12,681 $4,413 $19,918 GAAP Adjustments 450 605 30 1,085 Elimination of intercompany rent (73) - - (73) NOI $3,201 $13,286 $4,443 $20,930 Town Center of Virginia Beach NOI - Cash Basis $3,303 $2,064 $1,864 $7,231 GAAP Adjustments 21 (144) 9 (114) Elimination of intercompany rent (249) (104) - (353) NOI $3,075 $1,816 $1,873 $6,764 NOI Diversified Portfolio $3,201 $13,286 $4,443 $20,930 Town Center of Virginia Beach 3,075 1,816 1,873 6,764 Unstabilized Properties (4) 121 - 117 Total Property Portfolio NOI $6,272 $15,223 $6,316 $27,811

AHH LISTED NYSE

Reconciliation to GAAP Net Income

35

$ in thousands

Three months ended 12/31/2019

		Office		Retail		Multifamily		Total Rental Properties		General Contracting & Real Estate Services		Total
Segment revenues	$	10,048	$	20,320	$	11,463	$	41,831	$	39,741	$	81,572
Segment expenses		3,776		5,097		5,147		14,020		38,683		52,703
Net operating income	$	6,272	$	15,223	$	6,316	$	27,811	$	1,058	$	28,869
Depreciation and amortization												(15,690)
Amortization of right-of-use assets - finance leases												(147)
General and administrative expenses												(3,063)
Acquisition, development and other pursuit costs												(294)
Impairment charges												(252)
Interest income												6,593
Interest expense												(8,571)
Interest expense - finance leases												(228)
Change in fair value of interest rate derivatives												327
Other income (loss) benefit												159
Income tax benefit												152
Net income											$	7,855
Net loss attributable to noncontrolling interest in investment entities												427
Preferred stock dividends												(1,067)
Net income attributable to AHH and OP Unitholders											$	7,215

Year ended 12/31/2019

		Office		Retail		Multifamily		Total Rental Properties		General Contracting & Real Estate Services		Total
Segment revenues	$	33,269	$	77,593	$	40,477	$	151,339	$	105,859	$	257,198
Segment expenses		12,193		19,572		17,528		49,293		101,538		150,831
Net operating income	$	21,076	$	58,021	$	22,949	$	102,046	$	4,321	$	106,367
Depreciation and amortization												(54,564)
Amortization of right-of-use assets - finance leases												(377)
General and administrative expenses												(12,392)
Acquisition, development and other pursuit costs												(844)
Impairment charges												(252)
Gain on real estate dispositions												4,699
Interest income												23,215
Interest expense												(30,776)
Interest expense - finance leases												(568)
Equity in income of unconsolidated real estate entities												273
Change in fair value of interest rate derivatives												(3,599)
Other income												585
Income tax benefit												491
Net income											$	32,258
Net loss attributable to noncontrolling interest in investment entities												(213)
Preferred stock dividends												(2,455)
Net income attributable to AHH and OP Unitholders											$	29,590